                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 2, 1998



                       HEALTHCARE IMAGING SERVICES, INC.
                       ---------------------------------
             (Exact name of registrant as specified in its charter)



               Delaware                               000-19636                               22-3119929
              ----------                             -----------                             -------------
     (State or other jurisdiction              (Commission File Number)                     (IRS Employer
           of incorporation)                                                             Identification No.)
======================================= ======================================  ======================================


              200 Schulz Drive, Red Bank, New Jersey     07701
              ---------------------------------------------------
             (Address of principal executive offices)  (Zip Code)


       Registrant's telephone number, including area code: (732) 224-9292



                                 NOT APPLICABLE
                    ------------------------------------------
         (Former name or former address, if changed since last report)

         This Form 8-K/A, Amendment Number 1, amends and supplements the Form 8-K (the "Original Form 8-K") filed by HealthCare Imaging Services, Inc. (the "Company") on October 16, 1998 in connection with the Company's acquisition of substantially all of the assets and properties of Echelon MRI, P.C., Mainland Imaging Center, P.C., North Jersey Imaging Management Associates, L.P., Bloomfield Imaging Associates, P.A. and Irving N. Beran, M.D., P.A. (collectively the "Beran Entities") that pertain to three (3) diagnostic imaging facilities, one radiology/x-ray/ultrasound facility and certain other radiology facilities operated by the Beran Entities. The Unaudited Pro Forma Financial Information relating to such acquisition is filed herewith as Item 7(b) to the Original Form 8-K.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (b)      Pro Forma Financial Information.

                  1. Pro Forma Consolidated Condensed Balance Sheets as of June 30, 1998.

                  2. Pro Forma Consolidated Condensed Statements of Operations as of June 30, 1998.

                  3. Pro Forma Consolidated Condensed Statements of Operations for the year ended December 31, 1997.

                  4. Notes to Pro Forma Consolidated Condensed Financial Statements.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         HEALTHCARE IMAGING SERVICES, INC.
                                         (Registrant)


Dated: November 11, 1998          By:     /s/ Elliott H. Vernon
                                          ---------------------
                                          Elliott H. Vernon
                                          Chairman of the Board, President
                                          and Chief Executive Officer

PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEETS (A):
----------------------------------------------------

                                                                   IRVING N.
                                                                  BERAN, M.D.,
                                                                   PA. AND
                                                 COMPANY          AFFILIATES                                          PRO FORMA
                                                HISTORICAL        HISTORICAL          PRO FORMA                      CONSOLIDATED
ASSETS                                        JUNE 30, 1998      JUNE 30, 1998       ADJUSTMENTS                    JUNE 30, 1998
------                                        -------------      -------------       -----------                    -------------
CURRENT ASSETS
      Cash and cash equivalents                 $    113,326       $  1,435,555      $    (1,435,555)    (B)         $     113,326
      Accounts receivable - net                    6,283,207          5,717,996              663,245     (C)            12,664,448
      Prepaid expenses and other                     180,807            100,177             (100,177)    (B)               180,807
      Loans receivable                                     -             18,658              (18,658)    (B)
                                                                                           2,500,000     (D)             2,500,000
      Deferred tax asset                                   -            271,923             (271,923)    (B)                     -
                                          ------------------ ------------------ --------------------         ---------------------
         Total current assets                      6,577,340          7,544,309            1,336,932                    15,458,581
                                          ------------------ ------------------ --------------------         ---------------------
PROPERTY, PLANT AND EQUIPMENT - Net                5,181,600          2,848,245              893,405     (A)             8,923,250
                                          ------------------ ------------------ --------------------         ---------------------
OTHER ASSETS:
      Advances to licensee                           126,225                  -                    -                       126,225
      Goodwill - net                               1,634,790                  -           10,595,105     (D)
                                                                                             155,636     (E)
                                                                                             302,993     (F)
                                                                                             703,125     (G)            13,391,649
      Due from officer                               264,125                  -                    -                       264,125
      Other assets                                   733,265            331,987             (331,987)    (B)
                                                                                            (155,636)    (E)
                                                                                             150,000     (H)
                                                                                             343,020     (I)             1,070,649
                                          ------------------ ------------------ --------------------         ---------------------
         Total other assets                        2,758,405            331,987           11,762,256                    14,852,648
                                          ------------------ ------------------ --------------------         ---------------------
TOTAL ASSETS                                    $ 14,517,345       $ 10,724,541          $13,992,593                  $ 39,234,479
                                          ================== ================== ====================         =====================
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
      Borrowings under revolving line
          of credit                           $    1,645,269       $          -   $                -                   $ 1,645,269
      Accounts payable and accrued
          expenses                                 1,473,193            303,214             (303,214)    (B)
                                                                                             302,993     (F)
                                                                                             150,000     (H)             1,926,186
      Current portion of long-term debt
          and capital lease obligations            1,538,903            421,274             (421,274)    (B)
                                                                                          14,000,000     (D)            15,538,903
      Note payable - officer                               -            595,401             (595,401)    (B)                     -
      Income taxes payable                             9,094          4,322,591           (4,322,591)    (B)                 9,094
                                          ------------------ ------------------ --------------------         ---------------------
         Total current liabilities                 4,666,459          5,642,480            8,810,513                    19,119,452
                                          ------------------ ------------------ --------------------         ---------------------
NONCURRENT LIABILITIES:
      Long-term debt and capital
           lease obligations                       2,652,259          1,012,612           (1,012,612)    (B)             2,652,259
      Reserve for restructuring costs                262,439                  -                    -                       262,439
      Deferred income taxes                                -          1,533,793           (1,533,793)    (B)                     -
                                          ------------------ ------------------ --------------------         ---------------------
         Total noncurrent liabilities              2,914,698          2,546,405           (2,546,405)                    2,914,698
                                          ------------------ ------------------ --------------------         ---------------------

                                          ------------------ ------------------ --------------------         ---------------------
MINORITY INTEREST                                    708,158            467,270             (467,270)    (B)               708,158
                                          ------------------ ------------------ --------------------         ---------------------
STOCKHOLDERS' EQUITY:
      Preferred stock - Series C                       2,150                  -                    -                         2,150
      Preferred stock - Series D                           -                  -                   88     (D)                    88
      Common stock                                   104,565              3,100               (3,100)    (B)
                                                                                               7,500     (G)               112,065
      Additional paid-in capital                  12,699,333            429,250             (429,250)    (B)
                                                                                           9,217,908     (D)
                                                                                             695,625     (G)
                                                                                             343,020     (I)            22,955,886
      Accumulated deficit                         (6,578,018)         1,636,036           (1,636,036)    (B)            (6,578,018)
                                          ------------------ ------------------ --------------------         ---------------------
         Total stockholders' equity                6,228,030          2,068,386            8,195,755                    16,492,171
                                          ------------------ ------------------ --------------------         ---------------------
TOTAL LIABILITIES AND STOCKHOLDERS'
EQUITY                                          $ 14,517,345       $ 10,724,541         $ 13,992,593                  $ 39,234,479
                                          ================== ================== ====================         =====================

SEE NOTES TO PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS (A):

                                                               IRVING N.
                                                              BERAN, M.D.,
                                                               P.A. AND
                                          COMPANY             AFFILIATES                                        PRO FORMA
                                         HISTORICAL           HISTORICAL             PRO FORMA                 CONSOLIDATED
                                        JUNE 30, 1998        JUNE 30, 1998          ADJUSTMENTS                JUNE 30, 1998
                                     ------------------- ------------------- ----------------------        ------------------
REVENUES                              $        6,502,654  $        5,044,102 $              663,245   (C)  $       12,210,001
                                     ------------------- ------------------- ----------------------        ------------------
OPERATING EXPENSES:
      Salaries                                 1,689,704           1,463,699                103,000   (J)           3,256,403
      Other operating expenses                 1,479,333             851,606                 12,360   (J)           2,343,299
      Provision/(recovery) of
          bad debts                                    -                   -                      -                         -
      Films and supplies                         271,875             127,525                      -                   399,400
      Equipment maintenance and
          repairs                                267,513             312,536                      -                   580,049
      Consulting and marketing fees              374,200                   -                      -                   374,200
      Professional fees                          251,764              55,775                (43,275)  (K)             264,264
      Depreciation and amortization              850,245             520,072                383,262   (L)           1,753,579
      Interest                                   387,449              57,668                (57,668)  (M)
                                                                                            128,571   (H)
                                                                                            294,017   (I)
                                                                                            840,000   (N)
                                                                                           (100,000)  (O)           1,550,037
      Gain on sale of equipment                 (151,767)                  -                      -                  (151,767)
                                     ------------------- ------------------- ----------------------        ------------------
               Total operating
                  expenses                     5,420,316           3,388,881              1,560,267                10,369,464
                                     ------------------- ------------------- ----------------------        ------------------
INCOME BEFORE MINORITY INTERESTS
IN JOINT VENTURES AND INCOME
TAXES                                          1,082,338           1,655,221               (897,022)                1,840,537
MINORITY INTERESTS IN JOINT
VENTURES                                        (247,720)           (187,551)               187,551   (P)            (247,720)
                                     ------------------- ------------------- ----------------------        ------------------
INCOME BEFORE INCOME TAXES                       834,618           1,467,670               (709,471)                1,592,817
INCOME TAX PROVISION                              19,486             733,751               (733,751)   (Q)             19,486
                                     ------------------- ------------------- ----------------------        ------------------
NET INCOME                           $           815,132 $           733,919                 24,280                 1,573,331
                                     =================== ===================
PREFERRED DIVIDENDS                                                                         414,810   (R)             414,810
                                                                             ----------------------        ------------------
NET INCOME AVAILABLE TO COMMON
SHAREHOLDERS                                                                 $             (390,530)       $        1,158,521
                                                                             ======================        ==================
NET  INCOME PER COMMON SHARE
NET INCOME PER COMMON SHARE -
BASIC                                $              0.08                                                   $             0.11
                                     ===================                                                   ==================
WEIGHTED AVERAGE COMMON
SHARES OUTSTANDING - BASIC                    10,096,963                                                           10,846,963
                                     ===================                                                   ==================
NET INCOME PER COMMON SHARE -
DILUTED                              $              0.07                                                   $             0.07
                                     ===================                                                   ==================
WEIGHTED AVERAGE COMMON
SHARES OUTSTANDING - DILUTED                  11,366,540                                                           23,569,154
                                     ===================                                                   ==================

 See Notes to Pro Forma Consolidated Condensed Financial Statements

PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS (A):
--------------------------------------------------------------


                                                                 IRVING N.
                                                                  BERAN, M.D.,
                                                                  P.A., AND
                                              COMPANY             AFFILIATES                                      PRO FORMA
                                             HISTORICAL           HISTORICAL                                     CONSOLIDATED
                                            DECEMBER 31,         DECEMBER 31,            PRO FORMA               DECEMBER 31,
                                                1997                 1997               ADJUSTMENTS                1997
                                                ----                 ----               -----------                ----

REVENUES                                        $ 10,247,940          $11,314,548          $     (81,824) (S)
                                        -------------------- --------------------
                                                                                               1,326,490  (C)     $ 22,807,154
                                                                                   ---------------------      --------------------
OPERATING EXPENSES:
      Salaries                                     2,819,601            2,711,405                174,020  (J)        5,705,026
      Other operating expenses                     3,196,373            1,806,378                (15,437) (S)
                                                                                                  20,542  (J)        5,007,856
      Provision/(recovery) of bad debts                    -              245,000                      -               245,000
      Films and supplies                             478,543              319,187                      -               797,730
      Equipment maintenance and repairs              619,491              515,417                      -             1,134,908
      Consulting and marketing fees                  582,687                    -                      -               582,687
      Professional fees                              538,392              178,225               (153,225) (K)          563,392
      Depreciation and amortization                1,509,649            1,128,478                766,524  (L)        3,404,651
      Interest                                       540,652              148,249               (148,249) (M)
                                                                                                 150,000  (H)
                                                                                                 343,020  (I)
                                                                                               1,680,000  (N)
                                                                                                (200,000) (O)        2,513,672

(Gain)/loss on disposal and abandonment             (105,000)             259,120               (259,120) (T)         (105,000)
Non-cash compensation charge                         398,646                    -                      -               398,646
                                        -------------------- --------------------  ---------------------      --------------------
         Total operating expenses                 10,579,034            7,311,459              2,358,075            20,248,568
                                        -------------------- --------------------  ---------------------      --------------------
(LOSS) INCOME BEFORE MINORITY
INTERESTS IN JOINT VENTURES AND
INCOME TAXES                                        (331,094)           4,003,089             (1,113,409)             2,558,586
MINORITY INTERESTS IN JOINT VENTURES                (430,172)            (417,091)               417,091  (P)          (430,172)
                                        -------------------- --------------------  ---------------------      --------------------
(LOSS) INCOME BEFORE INCOME TAXES                   (761,266)           3,585,998               (696,318)             2,128,414
INCOME TAX PROVISION                                  43,039            1,432,333             (1,432,333) (Q)            43,039
                                        -------------------- --------------------  ---------------------      --------------------
NET (LOSS) INCOME                             $     (804,305)        $  2,153,665                736,015             2,085,375
                                        ==================== ====================
PREFERRED DIVIDENDS                                                                            1,024,929  (R)        1,024,929
                                                                                   ---------------------      --------------------
NET INCOME AVAILABLE TO COMMON
SHAREHOLDERS                                                                                 $  (288,914)      $     1,060,446
                                                                                   =====================      ====================
NET (LOSS) INCOME PER COMMON SHARE:
NET (LOSS) INCOME PER COMMON SHARE -
BASIC                                   $              (0.12)                                                   $         0.15
                                        ====================                                                  ====================
WEIGHTED AVERAGE COMMON SHARES
OUTSTANDING - BASIC                                6,437,822                                                         7,187,822
                                        ====================                                                  ====================
NET (LOSS) INCOME PER COMMON SHARE -
DILUTED                                 $              (0.12)                                                   $         0.09
                                        ====================                                                  ====================
WEIGHTED AVERAGE COMMON SHARES
OUTSTANDING - DILUTED                              6,437,822                                                        23,101,919
                                        ====================                                                  ====================

See notes to Pro Forma Consolidated Condensed Financial Statements

NOTES TO PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS:

(A) Reflects the Beran Acquisition using the purchase method of accounting. The total purchase price for the Beran Acquisition has been preliminarily allocated to tangible and identifiable intangible assets and liabilities based upon management's estimate of their respective fair values with the excess of cost over fair value of net assets acquired allocated to goodwill. The allocation of purchase price is subject to revision when additional information concerning assets and liability valuations is obtained.

(B) Represents assets not acquired and liabilities not assumed in the Beran Acquisition.

(C) Historical and Pro Forma financial information with respect to Irving N. Beran, M.D., P.A. and Affiliates excludes certain incremental revenues the Company anticipates realizing as a result of the integration of the billing and collection functions of the Beran facilities with those of the Company and the application of the Company's billing and collection procedures.

(D) Represents the preliminary allocation of excess of purchase price over the estimated fair market value of the tangible and identifiable intangible assets acquired and liabilities assumed. The consideration for the Beran Acquisition consisted of (i) cash in the amount of $11.5 million and (ii) the issuance of Series D Preferred Stock of the Company with an aggregate liquidation preference of approximately $9.3 million. The Company also loaned the sellers an aggregate of $2.5 million.

(E) Reflects the reclassification of professional fees incurred in connection with the Beran Acquisition.

(F) Reflects the accrual of additional estimated professional fees to be incurred in connection with the Beran Acquisition.

(G) Reflects the issuance of common stock earned upon consummation of the Beran Acquisition in connection with a consulting agreement by and between the Company and a financial advisor.

(H) Reflects the commitment fees incurred and the subsequent amortization of such fees in connection with the financing of the Beran Acquisition.

(I) Reflects the issuance of warrants in connection with the financing of the Beran Acquisition.

(J) Reflects the elimination of salary and payroll taxes associated with certain Irving N. Beran family members offset by certain expected increases in personnel expenses, including an acquisition bonus payable to an employee of the Company.

(K) Reflects the elimination of a portion of professional fees that will be eliminated subsequent to the consummation of the Beran Acquisition.

(L) Represents the estimated increase in depreciation and amortization expense relating to the tangible and intangible assets acquired in the Beran Acquisition based upon the preliminary purchase price allocation.

(M) Reflects the elimination of historical interest expense. No existing indebtedness of the Beran entities are being assumed in the Beran Acquisition.

(N) Reflects interest expense associated with the financing of the Beran Acquisition at an annual interest rate of 12%.

(O) Reflects interest income to be earned by the Company in connection with a loan made to the sellers in the aggregate amount of $2.5 million at an annual interest rate of 8%.

(P) Reflects the elimination of minority interests resulting from the Company's purchase of 100% of the ownership interests.

(Q) Reflects the pro forma provision for income taxes to give effect to the elimination of additional income tax expense based upon the utilization of the Company's net operating loss carryforwards.

(R) Reflects the pro forma Series D Preferred Stock dividend requirement. The Company anticipates redeeming the Series D Preferred Stock from proceeds from a larger financing, in which case the pro forma preferred dividends of $1,024,929 and $414,810 for the year ended December 31, 1997 and the six months ended June 30, 1998, respectively, would be replaced by interest expense estimated to be $955,048 and $472,422 respectively, resulting in an increase/(decrease) in net income available to common shareholders of $69,881 and ($57,612), respectively.

(S) Reflects the elimination of revenues and expenses associated with an imaging facility which ceased operation in January 1997.

(T) Reflects the elimination of a historical non-recurring loss on abandonment.